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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 9, 2002
(Date of earliest event reported)

McCORMICK & COMPANY, INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland (State of Incorporation)	0-748 (Commission File Number)	52-0408290 (IRS employer Identification No.)
18 Loveton Circle, Sparks, Maryland (Address of principal executive offices)	21152 (Zip Code)

410-771-7301
(Registrant's telephone number)

Item 7.  Financial Statements and Exhibits

  (c)
  Exhibits

          99.1   Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

          99.2   Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

Item 9.  Regulation FD Disclosure

        On October 9, 2002, the Registrant submitted to the Securities and Exchange Commission the Statements under Oath of the Principal Executive Officer and the Principal Financial Officer in accordance with the Commission's June 27, 2002 Order (File No. 4-460) requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 9, 2002

McCormick & Company, Incorporated

By:	/s/ Kenneth A. Kelly, Jr. Kenneth A. Kelly, Jr. Vice President & Controller

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  Item 7 . Financial Statements and Exhibits
  Item 9 . Regulation FD Disclosure
SIGNATURE